Exhibit 99.1

CNL HOTELS & RESORTS, INC.

2004 OMNIBUS LONG-TERM INCENTIVE PLAN

STOCK AWARD AGREEMENT

Unless otherwise defined herein, the terms defined in the 2004 Omnibus Long-Term Incentive Stock Plan shall have the same defined meanings in this Stock Award Agreement.

I.   NOTICE OF STOCK AWARD

Name:
Address:

The Participant named above has been granted an Award of fully vested shares of Common Stock of the Company (“Shares”), subject to the terms and conditions of the Plan and this Stock Award Agreement, as follows:

Date of Grant:
Total Number of Shares Granted:

II.   AGREEMENT

1.  Grant of Award. Pursuant to its authority under the Plan, the Committee, on behalf of the Company, hereby grants to the Participant named in the Notice of Stock Award (the “Participant”), the number of Shares set forth in the Notice of Stock Award, subject to the terms and conditions of this Stock Award Agreement and the Plan, which is incorporated herein by reference. Subject to Section 13 of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Stock Award Agreement, the terms and conditions of the Plan shall prevail.

2.  Rights as Stockholder. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares, notwithstanding the grant of this Award. The Shares shall be issued to the Participant as soon as practicable after the date of grant. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 9 of the Plan.

3.  Lock-Up Period. As a condition to the grant of the Shares, the Participant shall not be permitted to offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Stock (or other securities) of the Company or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Common Stock (or other securities) of the Company held by Participant (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Company not to exceed one hundred eighty (180) days following the effective date of any registration statement of the Company filed under the Securities Act.

As a condition to the grant of the Shares, Participant shall be required to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, Participant shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act. The obligations described in this Section shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said one hundred eighty (180) day period. Any transferee of the shares shall be bound by this Section.

4.  Tax Consultation. Participant may suffer adverse tax consequences as a result of Participant’s receipt or disposition of the Shares. Participant shall consult with any tax consultants Participant deems advisable in connection with the receipt or disposition of the Shares and shall not be entitled to relying on the Company for any tax advice.

5.  Restrictive Legends and Stop-Transfer Orders.

(a)  Legends. The Company may cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COMPANY COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD NOT TO EXCEED 180&NBSP;DAYS FOLLOWING THE EFFECTIVE DATE OF AN UNDERWRITTEN PUBLIC OFFERING OF THE COMPANY’S SECURITIES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER WITHOUT THE CONSENT OF THE COMPANY OR THE MANAGING UNDERWRITER.

(b)  Stop-Transfer Notices. In order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c)  Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

6.  Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Stock Award Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Stock Award Agreement shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns.

7.  Interpretation. Any dispute regarding the interpretation of the Plan or this Stock Award Agreement shall be submitted by Participant or by the Company forthwith to the Committee which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Committee shall be final and binding on all parties.

8. Agreement of Participants Relating to Stock Awards. The grant of Shares pursuant to this Stock Award Agreement is conditioned upon Participant’s execution of an Agreement of Participant Relating to Stock Awards acknowledging and agreeing to the terms and conditions of this Stock Award Agreement and the Plan.

9. Entire Agreement. The Plan is incorporated herein by reference. This Stock Award Agreement, the Plan, and the Agreement of Participant Relating to Stock Award Agreements, constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and Participant.

10. Governing Law. This Stock Award Agreement is governed by the internal substantive laws but not the choice of law rules of the State of Maryland.

11. No Guarantee of Continued Service. This Stock Award Agreement and the transactions contemplated hereunder do not constitute an express or implied promise of continued engagement of Participant as a Service Provider, for any period, or at all, and shall not interfere in any way with Participant’s right or the company’s right to terminate Participant’s relationship as a Service Provider at any time, with or without cause.

On behalf of the Committee

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By